Offerings - Offering: 1	Feb. 17, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	2.330% Senior Notes due 2030
Amount Registered | shares	500,000,000
Maximum Aggregate Offering Price	$ 500,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 69,050.00
Offering Note	Represents the aggregate principal amount of the series of notes to be offered in the exchange offer to which the registration statement relates.